SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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WILLIAM PENN BANCORPORATION

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Your Vote Counts! WILLIAM PENN BANCORPORATION 2021 Annual Meeting Vote by November 16, 2021 11:59 PM ET. For shares held in a Plan, vote by November 14, 2021 11:59 PM ET. WILLIAM PENN BANCORPORATION C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735 D61109-P62160 You invested in WILLIAM PENN BANCORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on November 17, 2021. Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 3, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* November 17, 2021 10:00 a.m. Eastern Time Hyatt Place 8000 Crawford Place Mt. Laurel, New Jersey 08054 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D61110-P62160 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of Directors (Three-Year Terms) Nominees: 01) Charles Corcoran 02) Christopher M. Molden 03) William B. K. Parry, Jr. 04) Vincent P. Sarubbi For 2. Ratification of the appointment of S.R. Snodgrass, P.C. as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2022. For